SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 25, 2001
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                (Date of Report, date of earliest event reported)



                               TREMONT CORPORATION
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             (Exact name of Registrant as specified in its charter)



Delaware                          1-10126                            76-0262791
--------------------------------------------------------------------------------
(State or other                 (Commission                      (IRS Employer
jurisdiction of                  File Number)                     Identification
incorporation)                                                    Number)


1999 Broadway, Suite 4300, Denver, CO                                   80202
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



                                 (303) 296-5600
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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             (Former name or address, if changed since last report)

Item 5:  Other Events

     On July 25, 2001 the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's declaration of a dividend for thrid quarter 2001.



Item 7:       Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibits

              Item No.   Exhibit List
              --------   -------------------------------------------------------

              99.1       Press release dated July 25, 2001 issued by Registrant.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                TREMONT CORPORATION
                                               (Registrant)




                                              By: /s/ Robert E. Musgraves
                                                 -------------------------------
                                                Robert E. Musgraves
                                                Vice President, General Counsel
                                                  and Secretary




Date: July 25, 2001

                                                                   Exhibit 99.1
                                  PRESS RELEASE



FOR IMMEDIATE RELEASE                                CONTACT:

Tremont Corporation                                      Mark A. Wallace
1999 Broadway, Suite 4300                                Vice President and
Denver, Colorado  80202                                  Chief Financial Officer
                                                         303-296-5615


                  TREMONT DECLARES THRID QUARTER 2001 DIVIDEND


     DENVER, COLORADO . . . July 25, 2001 . . . Tremont Corporation (NYSE: TRE) announced today that its board of directors, at its most recent meeting, declared a regular quarterly dividend of seven cents ($0.07) per share of common stock, payable on September 28, 2001 to stockholders of record as of the close of business on September 14, 2001.

     Tremont Corporation, headquartered in Denver, Colorado, is principally a holding company with operations in the titanium metals business, conducted through Titanium Metals Corporation, the titanium dioxide business, conducted through NL Industries, Inc., and real estate development, conducted through The Landwell Company.


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